                                                                    EXHIBIT 23.1

                                                       [LOGO OF ARTHUR ANDERSEN]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 29, 2000, included in this Form 10-K, into the Company's previously filed registration statement on Form S-8 (File No. 333-91533).


ARTHUR ANDERSEN LLP


Las Vegas, Nevada
March 29, 2000